UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 7, 2002
Date of Report (Date of earliest event reported)

CROWN MEDIA HOLDINGS, INC.
(Exact name of Registrant as Specified in Charter)

Delaware (State or other Jurisdiction of Incorporation)	000-30700 (Commission File Number)	84-1524410 (IRS Employer Identification No.)

6430 S. Fiddlers Green Circle, Suite 500
Greenwood Village, Colorado 80111
(Address of Principal Executive Offices)

(303) 220-7990
Registrant’s telephone number, including area code

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release - Corporate Restructuring
EX-99.2 Press Release - Departure of President

Item 5. Other Events

     Attached as exhibits to this Current Report on Form 8-K are two press releases dated October 7, 2002, in which Crown Media Holdings, Inc. announces that it is undertaking a corporate restructuring and plans to record write-downs of certain assets, and that the president and chief executive officer of its subsidiary, Crown Media United States, LLC, will be leaving as part of the restructuring.

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Item 7. Financial Statements and Exhibits

     The following exhibits are filed with this Report:

Exhibit No.	Document

99.1	Press Release of Crown Media Holdings, Inc., dated October 7, 2002, concerning the corporate restructuring.

99.2	Press Release of Crown Media Holdings, Inc., dated October 7, 2002, announcing departure of the president and chief executive officer of Crown Media United States, LLC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN MEDIA HOLDINGS, INC.
(Registrant)

Date	October 7, 2002	By	/s/ William J. Aliber William J. Aliber Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Document

99.1	Press Release of Crown Media Holdings, Inc. dated October 7, 2002 concerning the corporate restructuring.

99.2	Press Release of Crown Media Holdings, Inc., dated October 7, 2002, announcing departure of the president and chief executive officer of Crown Media United States, LLC.

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